Exhibit 99.1

SPINDLE, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

__________________________________________________________

On June 4, 2015 (the “Closing Date”), Spindle, Inc., a Nevada corporation (“Spindle”), entered into an Asset Purchase Agreement (the “Agreement”) with C&H Financial Services, Inc., an Illinois corporation (“C&H”), pursuant to which Spindle agreed to sell all of the assets, which primarily include the rights and obligations to Spindle’s high risk merchant services portfolio revenue derived from the residual contract revenue asset (the “Asset Sale”) that Spindle acquired from Parallel Solutions Inc. in December 2012, which have been used in connection with Spindle’s business of facilitating electronic payment processing services to merchants (the “Assets”). In connection with the Asset Sale, C&H agreed to assume payment obligations of certain residual fees connected to such Assets.

The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2015 and for the year ended December 31, 2014, assumes that the Asset Sale was consummated on January 1, 2014. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2015, assumes the Asset Sale was consummated on March 31, 2015.

The unaudited pro forma financial information is based on available information and assumptions that we believe are reasonable. The pro forma financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what our financial condition or results of operations would have been had the transactions described above occurred on the dates indicated. The pro forma financial information also should not be considered representative of our future financial condition or results of operations.

The unaudited pro forma condensed consolidated financial statements along with the assumptions underlying the pro forma adjustments are described in the accompanying notes and should be read in conjunction with the historical consolidated financial statements contained in the Company’s annual report on Form 10-K for the year ended December 31, 2014 and as of the three months ended March 31, 2015, as contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.

SPINDLE, INC.

Pro Forma Condensed Consolidated Statements of Operations (Unaudited)

	THE THREE MONTHS ENDED
	MARCH 31, 2015
	Spindle, Inc.	Adjustment		Pro Forma
Revenue:
Sales income	$165,047	$(124,279)	(a)	$40,768
Cost of sales	47,482	(22,403)	(b)	$25,079

Gross profit	117,565	(101,876)		15,689

Expenses:
Depreciation and amortization	147,959	(36,830)	(c)	111,129
Promotional and marketing	26,505	-		26,505
Consulting	84,293	-		84,293
Salaries and wages (including share-based compensation)	761,430	-		761,430
Directors fees	45,000	-		45,000
Professional fees	150,718	-		150,718
General and administrative	48,588	-		48,588
Total operating expenses	1,264,493	(36,830)		1,227,663

Net operating loss	(1,146,928)	(65,046)		(1,211,974)

Other expense:
Interest expense	(561)	-		(561)
Interest expense - related party	(28)	-		(28)
Total other expense	(589)	-		(589)

Loss before provision for income taxes	(1,147,517)	(65,046)		(1,212,563)
Provision for income taxes	-	-		-

Net loss	$(1,147,517)	$(65,046)		$(1,212,563)
Preferred stock, $0.001 par value, 50,000,000 shares authorized , no shares issued and outstanding as of March 31, 2015 and December 31, 2014, respectively
Weighted average number of common shares outstanding - basic and diluted	42,173,217	-		42,173,217

Net (loss) per share - basic and fully diluted	$(0.03)			$(0.03)

	THE YEAR ENDED
	DECEMBER 31, 2014
	Spindle, Inc.	Adjustment		Pro Forma
Revenue:
Sales income	$868,462	$(713,346)	(a)	$155,116
Cost of sales	311,364	(213,688)	(b)	$97,676

Gross profit	557,098	(499,658)		57,440

Expenses:
Depreciation and amortization	592,137	(147,324)	(c)	444,813
Promotional and marketing	126,215	-		126,215
Consulting	2,377,212	-		2,377,212
Salaries and wages (including share-based compensation)	3,050,064	-		3,050,064
Directors fees	174,839	-		174,839
Professional fees	1,100,240	-		1,100,240
General and administrative	566,618	-		566,618
Total operating expenses	7,987,325	(147,324)		7,840,001

Net operating loss	(7,430,227)	(352,334)		(7,782,561)

Other expense:
Interest income	-	-		-
Interest expense	-	-		-
Interest expense - related party	(1,994)	-		(1,994)
MeNetwork earnout settlement	(750,000)	-		(750,000)
Loss on settlement	-	-		-
Gain on settlement - related party	-	-		-
Loss on impairment of goodwill	(669,993)	-		(669,993)
Loss on impairment of long-lived asset	(69,808)	-		(69,808)
Total other expense	(1,491,795)	-		(1,491,795)

Loss before provision for income taxes	(8,922,022)	(352,334)		(9,274,356)
Provision for income taxes	-	-		-

Net loss from continuing operations	$(8,922,022)	$(352,334)		$(9,274,356)

Gain on sale of discontinued operation	-	348,600	(g)	348,600

Net loss	$(8,922,022)	$(3,734)		$(8,925,756)

Preferred stock, $0.001 par value, 50,000,000 shares authorized, no shares issued and outstanding as of September 30, 2014 and December 31, 2013, respectively
Weighted average number of common shares outstanding - basic and diluted	38,349,031	-		38,349,031

Net (loss) per share - basic and fully diluted	$(0.23)			$(0.24)

SPINDLE, INC.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

As of March 31, 2015

	Spindle, Inc.	Adjustment		Proforma
ASSETS
Current assets:
Cash	$127,637	$678,366	(d)	$806,003
Restricted cash	20,000	-		20,000
Accounts receivable, net of allowance of $11,250	68,313	75,374	(e)	143,687
Prepaid expenses and deposits	138,135	-		138,135
Inventory	106,246	-		106,246
Total current assets	460,331	753,740		1,214,071

Fixed assets, net of accumulated depreciation of $11,007	20,839	-		20,839

Other assets:
License agreements, net of accumulated amortization of $0	30,000	-		30,000
Domain names, net of accumulated amortization of $14,556	70,444	-		70,444
Capitalized software costs, net of accumulated amortization of $689,169	1,602,446	-		1,602,446
Residual contract revenue, net of accumulated amortization of $184,154	405,140	(405,140)	(f)	0
Deposits	2,882	-		2,882
Goodwill, net of accumulated impairment loss of $669,993	5,306,205	-		5,306,205
Total other assets	7,417,117	(405,140)		7,011,977
TOTAL ASSETS	$7,898,287	$348,600		$8,246,887

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$629,517	$-		$629,517
Advances	215,000	-		215,000
Deferred revenue	3,291	-		3,291
Accrued liabilities – related party	985,815	-		985,815
Notes payable – related party, net of discount of $27	172,135	-		172,135
Total current liabilities	2,005,758	-		2,005,758
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value, 50,000,000 shares authorized, no shares issued and outstanding as of March 31, 2015	-	-		-
Common stock, $0.001 par value, 300,000,000 shares authorized, 42,268,773 shares issued and outstanding as of March 31, 2015	42,269	-		42,269.00
Common stock authorized and unissued, 472,853 shares as of March 31, 2015	473	-		473.00
Additional paid-in capital	22,171,722	-		22,171,722.00
Additional paid-in capital - stock warrants	78,000	-		78,000.00
Accumulated deficit	(16,399,935)	348,600	(g)	(16,051,335.00)
Total stockholders’ equity	5,892,529	348,600		6,241,129
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,898,287	$348,600		$8,246,887

(a)  Reflects an adjustment of $124,279 and $713,346 for the three and twelve months ended March 31, 2015 and December 31, 2014, respectively for the recognized income related to the Asset.

(b)  Reflects an adjustment of $22,403 and $213,688 for the three and twelve months ended March 31, 2015 and December 31, 2014, respectively for the cost of sales related to the Asset.

(c)  Reflects an adjustment of $36,830 and $147,324 for the three and twelve months ended March 31, 2015 and December 31, 2014, respectively for the depreciation related to the Asset.

(d)  Reflects $678,366 for the cash consideration not subject to Earn-Out for the Asset.

(e)  Reflects $75,374 for the Earn-Out due in 12 months related to the Asset.

(f)  Reflects $405,140 for the sale and removal of the Asset.

(g)  Reflects $348,600 for the gain on the sale of the Asset.